                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO  SECTION 14(A) OF THE
        SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.                 )

/X/   Filed by the Registrant
/ /   Filed by a Party other than the Registrant
Check the appropriate box:

/ /   Preliminary Proxy Statement          / /  Confidential for Use of the Com-
                                                mission Only (as permitted by
                                                Rule 14a-6(e)(2))



/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Overland Express Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

/ /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:  $125

--------------------------------------------------------------------------------

/X/   Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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




                     IMPORTANT NOTICE:  PLEASE COMPLETE THE
            ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

           FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER
       COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT 1-800-733-8481, EXT. 460
               FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME.  YOU MAY
                            ALSO VOTE BY FAXING YOUR
                     PROXY BALLOT TO SCC AT 1-800-733-1885.

               A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE
                          VOTE WILL BE MAILED TO YOU.



                          OVERLAND EXPRESS FUNDS, INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201



                                             December 29, 1995


      Dear Shareholder of the Strategic Growth Fund:

             We are pleased to invite you to a Special Meeting of Shareholders of the Strategic Growth Fund (the "Fund") of Overland Express Funds, Inc. (the "Company") to be held on Tuesday, January 30, 1996. At the Special Meeting, shareholders will be asked to approve a reorganization of the Fund to a master/feeder structure (the "Reorganization").


      1. The Company is requesting shareholder approval of a proposed Reorganization of the Fund into a master/feeder structure, which your Board of Directors believes offers significant potential benefits to shareholders.
Under this structure, the Fund will become a feeder fund and will invest all of its assets in a corresponding, newly established Master Portfolio. The Reorganization will not result in any changes to the Fund's investment objective. Initially, overall expense levels may increase slightly, although Wells Fargo Bank has agreed to absorb the additional expenses for at least one year after the Reorganization. An eventual reduction in fee levels is the principal potential benefit of the proposed Reorganization.


THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSED REORGANIZATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

             The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. Whether or not you intend to attend the Special Meeting, please complete and return your Proxy Ballot. You may vote by proxy in any of three ways:

             1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

             2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 460 from 6:00 a.m. to 8:00 p.m.
                    (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

             3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

             YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT 1-800-733-1885, OR BY CALLING SCC TOLL-FREE AT 1-800-733-8481, EXT. 460.

             If you have any questions regarding the enclosed materials or the Special Meeting, please call Overland Express Funds Shareholder Services at 1-800-572-7797. We look forward to receiving your vote very soon.


                                                    Sincerely,

                                                    /s/ R. GREG FELTUS
                                                    ---------------------------
                                                    R. Greg Feltus
                                                    President and Chairman
                                                    of the Board

                          OVERLAND EXPRESS FUNDS, INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201
                                 1-800-572-7797

--------------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             STRATEGIC GROWTH FUND

                         TO BE HELD ON JANUARY 30, 1996
--------------------------------------------------------------------------------

To the Shareholders of the STRATEGIC GROWTH FUND (the "Fund") of Overland Express Funds, Inc. (the "Company"):

             PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Fund will be held on Tuesday, January 30, 1996 at 11:00 a.m. (Central time) at the Company's principal executive office, 111 Center Street, Little Rock, Arkansas 72201.

             The Special Meeting is being called for the following purpose:

             1. To consider approval of the proposal to reorganize the Fund into a master/feeder structure, with amendments to certain fundamental investment restrictions to permit the Fund to invest all of its assets in another investment company (as set forth in the accompanying Proxy Statement and Appendix thereto) (the "Reorganization").

             This proposal and any other matters that are properly raised at, or are incident to the conduct of, the Special Meeting may be considered either at the Special Meeting or any adjournment thereof, including any adjournment necessary to obtain requisite quorums and/or approvals.

             YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

             The Board of Directors of the Company has fixed the close of business on December 15, 1995 as the record date for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. The enclosed Proxy Statement contains further information regarding the Special Meeting and the proposals to be considered. YOUR PROXY IS VERY IMPORTANT TO US. SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT AND (EXCEPT FOR BROKER "NON-VOTES" AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT) WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN THE DISCRETION OF THE PROXY AGENTS AS TO OTHER MATTERS THAT MAY COME PROPERLY BEFORE, OR ON MATTERS INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. Whether or not you intend to attend the Special Meeting in person, please return your Proxy Ballot. You may vote in any one of the following three ways:

             1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

             2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 460 from 6:00 a.m. to 8:00 p.m.
                    (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

             3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).


                                             By Order of the Board of Directors

                                             /s/ RICHARD H. BLANK, JR.
                                             ----------------------------------
                                             Richard H. Blank, Jr.
                                             Secretary




December 29, 1995

                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                         PLEASE VOTE BY MAIL, TELEPHONE
                         OR TELEFACSIMILE IMMEDIATELY.

                                PROXY STATEMENT

                              DECEMBER 29, 1995



                        SPECIAL MEETING OF SHAREHOLDERS

                             STRATEGIC GROWTH FUND

                                       OF

                          OVERLAND EXPRESS FUNDS, INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201
                                 1-800-572-7797



                                  INTRODUCTION

             This Proxy Statement is being furnished to shareholders of the Strategic Growth Fund (the "Fund") of Overland Express Funds, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors to be used at a Special Meeting of Shareholders (the "Special Meeting"), and at any adjournment thereof, to be held on Tuesday, January 30, 1996 beginning at 11:00 a.m. (Central time) at the Company's principal office, 111 Center Street, Little Rock, Arkansas 72201. Your proxy is being solicited for the purposes set forth below and in the accompanying Notice of Special Meeting.


             Shareholders of record of the Fund at the close of business on December 15, 1995 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. As of the Record Date, there were 4,687,213.931 outstanding shares of the Strategic Growth Fund. This
Proxy Statement is first being mailed to shareholders on or about December 29, 1995. The Company will furnish, without charge, a copy of its annual report and most recent semi-annual report upon request directed to the Company at its principal executive office or by calling the Company at 1-800-572-7797.


             If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.

                                    PROPOSAL

             The Special Meeting has been called for the principal purpose of considering the following Proposal. The Proposal is a reorganization of the Company's Fund, as described in more detail below (the "Reorganization"). If the Reorganization is approved in all respects, the Fund will invest in a corresponding portfolio of another open-end management investment company whose investment objective, policies and restrictions will be the same as those of the Fund (such portfolio is referred to as a "Master Portfolio").

             Your Board of Directors recommends that you vote FOR the Reorganization and related amendments to the Fund's fundamental investment policies.

                              SUMMARY OF PROPOSAL

Q.    WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. The purpose of the Reorganization is to provide the Fund with the opportunity to achieve certain benefits associated with a larger asset base. It is anticipated that the Master Portfolio will be available indirectly through other mutual funds and similar collective investment vehicles to a broad range of investors. Any significant increase in assets should provide various benefits to Fund shareholders. Specifically, higher asset levels at the Master Portfolio level should enable the Master Portfolio to spread advisory and custody fees, as well as certain fixed third-party expenses, over a larger asset base, thereby reducing per-share expense levels. Reductions in per-share expense levels should have a favorable impact on the total return of the Fund. A larger asset base also could benefit portfolio management by permitting larger individual portfolio investments, which should result in reduced transaction costs and/or more favorable pricing.

Q.    HOW WILL THE REORGANIZATION AFFECT OVERALL FEES AND EXPENSES?

A. The Reorganization will not result in any changes to the Fund's investment objective. Initially, overall expense levels may increase slightly, although Wells Fargo Bank has agreed to absorb the additional expenses for at least one year after the Reorganization. An eventual reduction in fee levels is the principal potential benefit of the proposed Reorganization. The Reorganization will involve restructuring of the payment of certain customary fees and expenses, such as advisory and custody fees and expenses, to the corresponding Master Portfolio level.

Q. IS THERE ANY SALES LOAD, SALES CHARGE, COMMISSION OR OTHER TRANSACTIONAL FEE IMPOSED IN CONNECTION WITH THE REORGANIZATION?

A. No. The transfer of Fund assets to the corresponding Master Portfolio will be effected without any sales load, sales charge, commission or other transactional fee being imposed.


                                   PROPOSAL 1

          TO CONSIDER APPROVAL OF THE PROPOSAL TO REORGANIZE THE FUND

REORGANIZATION TO INVEST FUND ASSETS IN CORRESPONDING MASTER PORTFOLIO


             The Board of Directors of the Company is asking shareholders of the Fund to authorize the exchange of the Fund's investable assets (securities and cash) for a beneficial interest in the Capital Appreciation Master Portfolio (the "Master Portfolio") having the same investment objective, policies and restrictions as the Fund. The Master Portfolio is a newly formed series of an existing open-end management investment company, Master Investment Trust ("MIT" or the "Trust"). After the Reorganization, the only investment securities that will be held by the Fund will be the interests in the Master Portfolio. Wells Fargo Bank, which presently serves as the Fund's adviser, will serve as investment adviser to the Master Portfolio. The Fund will no longer directly engage an adviser to manage its assets because all of its investable assets will be invested in the Master Portfolio. MIT's Board of Trustees has approved a proposed advisory contract, which is identical in all material terms, including fee arrangements, to the existing advisory contract between the Company, on behalf of the Fund, and Wells Fargo Bank. The Company's Board of Directors has approved MIT's retention of Wells Fargo Bank as the investment manager of the portfolio assets of the Master Portfolio. The current portfolio manager, therefore, will continue to manage the portfolio assets after the Reorganization. Approval of the Reorganization will in effect confirm the decision of MIT's Board of Trustees and the Company's Board of Directors to continue Wells Fargo Bank as investment adviser. If this Proposal is approved by the Fund's shareholders, the Reorganization is expected to occur as of February 15, 1996 or as promptly as practicable thereafter following the Special Meeting.


             Under this proposed operating structure, which is known as a master/feeder structure (the Fund being known as a "feeder" and the Master Portfolio as a "master"), the Fund will pursue its existing investment objective through investment in the Master Portfolio, rather than through direct investments in securities. The Master Portfolio in turn will invest in securities of the same type and in accordance with the same objective, policies and restrictions of the Fund. Shareholders will continue to hold shares of the Fund, and the Fund will hold interests in the Master Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Master Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund will fluctuate thereafter, based on the investment performance of the Master Portfolio. The investment experience of the Fund will be based directly upon the investment experience of the Master Portfolio. After the Reorganization, fees and expenses will be restructured between the Fund and Master Portfolio, with advisory and custodial fee and expense obligations being transferred to the Master Portfolio level and distribution, transfer agency and shareholder servicing fee obligations being retained at the Fund level. Initially, overall expense levels may increase slightly, as a result of the Master Portfolio incurring additional minimal miscellaneous expense, but Wells Fargo Bank has agreed to absorb such expenses for at least one year following the Reorganization. Fund shareholders will have no appraisal rights, since the proposed Reorganization will involve no exchange of their securities for other securities. Of course, Fund shareholders may still redeem their shares at any time before, during or after the Reorganization.


             The Master Portfolio constitutes one portfolio of a series in MIT, which is organized as a Delaware business trust. The Master Portfolio has been established to serve as the investment portfolio for various investors, including collective investment vehicles, that have the same investment objective and policies as the Master Portfolio. These vehicles may include, among other types of investors, registered mutual funds and private or off-shore investment funds. Other mutual funds that may invest in the Master Portfolio may have different expenses and, therefore, different yields/returns than the Fund. The interests in MIT's Master Portfolio are not available for purchase directly by members of the general public. The Strategic Growth Fund of Overland Express Funds, Inc., which is a registered management investment company organized as a Maryland corporation, will invest in MIT's Capital Appreciation Master Portfolio. The Overland Sweep, Short-Term Government-Corporate Income, and Short-Term Municipal Income Funds of Overland Express Funds, Inc. currently invest in other corresponding Master Portfolios of MIT.







INVESTORS


             As of June 30, 1995, the total net assets of the Strategic Growth Fund were approximately $57,892,286. The Company was organized as a Maryland corporation on April 27, 1987 and currently offers shares of twelve series, including the Fund. As of the same date, the Master Portfolio of the Trust had not yet commenced operations and had no assets. The Trust was organized under Delaware law on August 15, 1991, and its first Master Portfolio commenced operations on October 1, 1991.


COMPARATIVE EXPENSES


             Following are tables showing the actual fees and expenses of the Fund projected for the period ending December 31, 1995, and a pro forma adjustment thereof, assuming that the Fund had invested all of its investable assets in the Master Portfolio for the entire period then ended. The pro forma adjustment assumes that: (i) there were no holders of interests in the Master Portfolio other than the Fund; and (ii) the average daily net assets of the Master Portfolio during the period was equal to the actual average daily net assets of the Fund during the period. All amounts are annualized and reflect certain fee waivers and/or expense reimbursements as more fully described below.



                             STRATEGIC GROWTH FUND
                    FOR THE YEAR ENDING DECEMBER 31, 1995




                                                                   Actual Expenses         Pro Forma Expenses
                                                                 -------------------      --------------------
                                                                 Class A     Class D      Class A      Class D
                                                                 -------     -------      -------      -------
 Annual Fund Operating Expenses
   Management Fee (after waivers)...........................     0.40%       0.40%        0.40%        0.40%
   12b-1 fee ...............................................     0.25%       0.75%        0.25%        0.75%
 Other Expenses
   Administrative fee ......................................     0.15%       0.15%        0.15%        0.15%
   Servicing fee ...........................................     none        0.25%        none         0.25%
   Miscellaneous expenses (after
    waivers and reimbursements) ............................     0.45%       0.45%        0.45%        0.45%
                                                                 ----        ----         ----         ----
 Total Fund Operating Expenses .............................     1.25%       2.00%        1.25%        2.00%




             The fees and expenses are described more fully in the Prospectus for the Fund, and the following discussion is qualified by reference thereto.
A comparison of the Actual Expenses with the Pro Forma Expenses indicates that expenses are not anticipated to change after the Reorganization. The management (investment advisory) fees for the Fund are effective fees based on the Fund's total net assets at the time of calculation. Wells Fargo Bank, as investment adviser, is entitled to receive compensation from the Fund for its investment advisory services as follows: a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. Custody fees are paid to Wells Fargo Bank at the annual rate of 0.0167% of the Fund's average daily net assets. From time to time, Wells Fargo Bank may waive all or a part of such fees or reimburse certain expenses to the Fund. Any such waiver or reimbursement will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's total return. There can be no assurances, however, that such waivers or reimbursements will occur.



             The fee summaries above reflect voluntary fee waivers and/or expense reimbursements by Wells Fargo Bank and Stephens Inc. ("Stephens") for the year ending December 31, 1995, and, with respect to the Master Portfolio, for at least the one-year period ending after the consummation of the Reorganization. Absent such fee waivers and expense reimbursements, the percentages shown above under "Management Fee", "Miscellaneous Expenses" and "Total Fund Operating Expenses" for the year ending December 31, 1995, would have been as follows: with respect to the Class A Shares, 0.50%, 0.80% and 1.55%, respectively, and with respect to Class D Shares, 0.50%, 0.98% and 2.23%, respectively. As of June 30, 1995, the Strategic Growth Fund waived fees of $31,286 and reimbursed $0 for expenses.



             The Fund would be able to withdraw its investment in the Master Portfolio at any time if the Company's Board of Directors were to determine that to do so would be in the best interests of the Fund and the

Fund's shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all of the investable assets of the Fund in another pooled investment vehicle.



             The proposed transfer of assets of the Fund is expected to have no tax consequences for the Fund or its shareholders. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In each taxable year the Fund so qualifies, it will be relieved of federal income tax on that part of its investment company taxable income that is distributed to shareholders. The Master Portfolio intends to be treated as a partnership for tax purposes and does not expect to be required to pay any federal income or excise taxes. Of course, distributions from the Fund will continue to be taxable to Fund shareholders as ordinary income or capital gain, as the case may be. If you hold shares of the Fund within a retirement plan, distributions from the Fund will not be subject to income tax unless you take withdrawals from your retirement plan account.



RISKS OF MASTER/FEEDER STRUCTURE



             There are certain potential risks to the Fund related to investment of all of its assets in the Master Portfolio. Large-scale redemptions by other investors of their interests in the Master Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the Master Portfolio's holdings at a time when it could be disadvantageous to do so. The absence of substantial industry experience with the master/feeder structure could result in accounting or other operational difficulties. Other interestholders in the Master Portfolio may have a greater ownership interest in the Master Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the Master Portfolio.


             In the event the Fund were required to redeem its interests in the Master Portfolio for any reason (for instance, because its shareholders did not approve changes in the Fund's investment policies parallel to changes approved for that Master Portfolio by a majority of its interestholders), the Fund's Board of Directors might attempt to find an appropriate substitute investment vehicle in which to invest Fund assets. The Board's inability to find a suitable substitute investment vehicle could have a significant effect on the Fund's shareholders.


             The Fund may cease investing in the Master Portfolio only if the Board of Directors of the Company were to determine that such action is in the best interests of the Fund and its shareholders. In that event, the Board of Directors would consider alternative arrangements, including investing all of the Fund's assets in another investment company with substantially the same investment objective, policies and restrictions as the Fund.


AMENDMENTS TO FUNDAMENTAL INVESTMENT RESTRICTIONS

             In conjunction with the approval of the Reorganization, the Board of Directors also approved the amendment of certain fundamental investment restrictions of the Fund necessary to permit the Reorganization. Certain investment restrictions of the Fund currently prohibit such Fund from pursuing its investment objective by investing in a Master Portfolio. Amendments to the fundamental restrictions may be made only with the approval of shareholders. Accordingly, in approving the Reorganization, shareholders also are being asked to approve, in effect, the following amendments to the fundamental investment restrictions necessary to permit the Reorganization of the Fund.

             Basically, certain fundamental investment restrictions for the Fund would be amended by adding, where appropriate, express authority for the Fund to invest its investable assets in an open-end management investment company with the same investment objective, policies and restrictions as the Fund. The Fund's current fundamental restrictions with the proposed changes are discussed below and a complete list is in the Appendix to this Proxy Statement.

RESTRICTION NO. 1

             Following is fundamental Investment Restriction No. 1 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

             The Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; AND PROVIDED FURTHER, THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (1);

RESTRICTION NO. 4

             Following is fundamental Investment Restriction No. 4 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:






             The Fund may not:

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; AND PROVIDED FURTHER, THAT THE PURCHASE BY THE FUND OF SECURITIES ISSUED BY A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND SHALL NOT CONSTITUTE AN UNDERWRITING FOR PURPOSES OF THIS PARAGRAPH (4);

RESTRICTION NO. 5

             Following is fundamental Investment Restriction No. 5 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

             The Fund may not:

             (5) make investments for the purpose of exercising control or management; PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (5);

RESTRICTION NO. 8

             Following is fundamental Investment Restriction No. 8 of the Fund with the proposed additional language in BOLD FACE, ITALICIZED type:

             The Fund may not:

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (8).

             If the shareholders of the Fund do not approve the proposed Reorganization, or the Reorganization is not consummated for any other reason, the Company's Board of Directors will consider what action to take, including considering whether to retain the current Fund structure.

RECOMMENDATION OF THE BOARD OF DIRECTORS


             The Board of Directors has carefully considered the Proposal, including necessary amendments to the Fund's fundamental investment restrictions. At a meeting held on November 15, 1995, the Board approved this Proposal and determined to seek shareholder authorization of the actions necessary for the Fund to invest all of its investable assets in the Master Portfolio of the Trust. The Board believes, based primarily on its discussions with Stephens and Wells Fargo Bank, that, over time, the Master Portfolio will attract assets from other collective investment vehicles that have complementary or differing distribution arrangements and from other investors who may not otherwise invest in the Fund.



             The purpose of the Reorganization is to provide the Fund with the opportunity to achieve certain potential benefits associated with a larger asset base. It is anticipated that the Master Portfolio will be available indirectly through other mutual funds and similar collective investment vehicles to a broad range of investors. Other existing mutual funds with similar investment objectives that already have significant assets also may elect to invest in the Master Portfolio. Any significant increase in asset levels should provide various benefits to Fund shareholders. For example, higher asset levels should enable the Master Portfolio to spread advisory and custody fees and expenses and non-asset-based third-party costs over a larger asset base, thereby reducing per-share expense levels. Higher asset levels also could benefit portfolio management by permitting larger individual portfolio investments, which should result in reduced transaction costs and/or more favorable pricing. Reductions in expenses, costs and fees borne by the Master Portfolio/Fund should have a favorable effect on the total return of the Fund. Initially overall expense levels of the Fund may increase slightly, although Wells Fargo Bank has agreed to absorb the additional miscellaneous expenses for at least one year after the Reorganization. The anticipated benefits would be likely to arise only if assets of the Master Portfolio were to grow through investments in the Master Portfolio by entities in addition to the Fund. Even if other entities invest in the Master Portfolio, there is no assurance that such expense savings or other benefits will be realized.


             The Board of Directors also recognized that Stephens and Wells Fargo Bank could benefit from the proposed Reorganization. Stephens could receive greater payments under its Administration Agreement with the Fund because of increased assets in the Fund resulting from lower expense ratios. Additionally, Stephens could reduce its risk in sponsoring and distributing new collective investment vehicles by having such vehicles invest in the Master Portfolio. The proposed Reorganization could benefit Wells Fargo Bank by increasing its assets under management through the Master Portfolio, thereby allowing it to earn additional advisory and related fees.

             The Directors of the Company believe that the aggregate per share fees and expenses of the Fund and its Master Portfolio will be no higher than the fees and expenses that would be incurred by that Fund if it continued to operate under the arrangements and structure that are currently in force.


             BASED ON THEIR CONSIDERATION, ANALYSIS AND EVALUATION OF THE ABOVE FACTORS, THE COMPANY'S BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), BELIEVE THAT IT IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS FOR SHAREHOLDERS TO APPROVE ALL ACTIONS NECESSARY TO ENABLE THE FUND TO INVEST ALL OF ITS INVESTABLE ASSETS IN THE MASTER PORTFOLIO OF THE TRUST. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY TO TREAT ANY PROPERLY AUTHORIZED PROXY THAT LACKS SPECIFIC VOTING INSTRUCTION AS AUTHORIZING THEM TO VOTE FOR THE PROPOSED REORGANIZATION.


VOTE REQUIRED


             The Reorganization of the Fund into a master/feeder structure has been approved by the Board of Directors for the reasons specified above. The favorable vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding shares of the Fund is required to approve the proposed Reorganization, including the changes in the fundamental investment restrictions. Under the 1940 Act, the vote of the holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the meeting or represented by proxy if the holders of 50% or more of such shares are so present or represented, or (b) more than 50% of such outstanding shares. Proxy votes will be voted as instructed, and properly authorized proxies for which no voting instructions are received will be voted in favor of the Proposal, except that broker "non-vote" shares will not be voted but will count towards the meeting quorum.



                                 MISCELLANEOUS

PROCEDURAL MATTERS

             Each shareholder of the Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such shareholder with respect to the Proposal on which the shareholder is entitled to vote. Shareholders holding one-third of the outstanding shares of the Fund at the close of business on the Record Date will constitute a quorum for the approval of the Proposal described in the accompanying Notice of Special Meeting and in this Proxy Statement.

             If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxy agents may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy agents will vote in favor of such adjournment those shares that they are entitled to vote that do not contain specific instructions to the contrary including abstentions (but excluding broker non-votes). They will vote against any such adjournment only those proxies required to be voted against such Proposal.


             The duly appointed proxy agents may, in their discretion, vote upon such other matters as may come properly before, or on matters incident to the conduct of, the Special Meeting or any adjournment thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposal. The Company believes that the voting procedures described herein are valid in accordance with state law that governs such matters.

REVOCATION OF PROXY

             Any shareholder may revoke his or her proxy at any time prior to its exercise by (i) furnishing written notification of such revocation, which, to be effective, must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Company at its principal executive office, 111 Center Street, Little Rock, Arkansas 72201, and be received prior to the Special Meeting; (ii) signing another proxy of a later date; or (iii) personally casting his or her vote at the Special Meeting or any adjournment thereof.


SUBSTANTIAL SHAREHOLDERS


             As of the close of business on December 14, 1995, the following were the record holders of 5% or more of the outstanding shares of the Strategic Growth Fund: Merrill Lynch Pierce Fenner & Smith, Trade House Account, P.O. Box 30561, New Brunswick, New Jersey 08989-0561 -- Class A shares -- 19.33%; Merrill Lynch Pierce Fenner & Smith, Trade House Account, P.O. Box 30561, New Brunswick, New Jersey 08989-0561 -- Class D shares -- 10.29%. The Company does not know if the record holders are the beneficial owners or not.



             As of the close of business on December 15, 1995, the Record Date, the Officers and Directors of the Company as a group did not own beneficially in excess of 1% of the outstanding shares of the Fund.


VOTING PROCEDURES


             If the accompanying proxy ballot is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the proxy. If no instructions are specified, however, shares will be voted for the approval of the Proposal;
and, in the discretion of the proxy agents, on any other matter properly presented at, or incident to the conduct of, the Special Meeting. If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but broker non-votes will not constitute a vote "for" or "against" the Proposal. Abstentions will have the effect of a vote against the Proposal.


AFFILIATED BROKER COMMISSIONS; OTHER AFFILIATED PAYMENTS; DISTRIBUTOR


             For the year ended December 31, 1994, the Fund paid no brokerage commissions in connection with purchases and sales of portfolio securities to any parties that would be treated, for purposes of Item 22(a)(1)(ii) of
Schedule 14A under the Securities Exchange Act of 1934 (the "1934 Act"), as an affiliated broker. Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, also serves as the Fund's sponsor, administrator and distributor. For the six months ended June 30, 1995, Wells Fargo Securities Inc. (an affiliate of Wells Fargo Bank) received a payment from Stephens in the amount of $17,432 as sales charges from the proceeds of shares sold during such year. For the same time period, the Class D Shares paid a shareholder servicing fee of $20,163.


SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES


             The cost of soliciting proxies for the Special Meeting, including the cost of third party soliciting and tallying services and printing and mailing expenses, will be borne by Wells Fargo Bank and Stephens. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of the Company, Wells Fargo Bank and/or Stephens.


OTHER BUSINESS

             The Board of Directors of the Company knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, however, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is their intention that proxy ballots that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons named therein as proxy agents.

FUTURE SHAREHOLDER PROPOSALS

             Pursuant to rules adopted by the Securities and Exchange Commission under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that the Company will hold regular meetings of shareholders, and no anticipated date of the next meeting can be provided.

                                    APPENDIX

                            INVESTMENT RESTRICTIONS

             Set forth below are the investment restrictions of the Strategic Growth Fund of the Company with the modifications proposed in the Proxy Statement. Proposed additions are in BOLD FACE, ITALICIZED type. Proposed deletions are shown in [brackets].

             The Fund is subject to the following investment restrictions, all of which are fundamental policies.

             The Fund may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; AND PROVIDED FURTHER, THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (1);

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; AND PROVIDED FURTHER, THAT THE PURCHASE BY THE FUND OF SECURITIES ISSUED BY A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND SHALL NOT CONSTITUTE AN UNDERWRITING FOR PURPOSES OF THIS PARAGRAPH (4);

             (5) make investments for the purpose of exercising control or management; PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (5);

             (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); [or]

             (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; OR

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, PROVIDED THAT THE FUND MAY INVEST ALL ITS ASSETS IN A DIVERSIFIED, OPEN-END MANAGEMENT INVESTMENT COMPANY, OR A SERIES THEREOF, WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS AS SUCH FUND, WITHOUT REGARD TO THE LIMITATIONS SET FORTH IN THIS PARAGRAPH (8).


                                              STRATEGIC GROWTH FUND SPECIAL MEETING
                                                  OF SHAREHOLDERS ON JANUARY 30,
                                                               1996
                                               THIS PROXY IS SOLICITED ON BEHALF OF
                                                    THE BOARD OF DIRECTORS OF
                                                   OVERLAND EXPRESS FUNDS, INC.

                                   The undersigned hereby appoints Richard H. Blank, Jr., Ann Bonsteel and
 OVERLAND EXPRESS FUNDS, INC.      Michael W. Nolte (the "Proxy Agents"), and each of them, attorneys and
 PROXY SERVICES                    proxies of the undersigned, each with power of substitution and
 POST OFFICE BOX 9156              resubstitution, to attend, vote and act for the undersigned at the Special
 FARMINGDALE, NY 11735-9855        Meeting of Shareholders, and at any adjournment(s) thereof, of the
                                   Strategic Growth Fund (the "Fund") of Overland Express Funds, Inc. (the
                                   "Company") to be held at the Company's principal executive offices, 111
                                   Center Street, Little Rock, Arkansas  72201, beginning at 11:00 a.m.
                                   (Central Time) on Tuesday, January 30, 1996.  The Proxy Agents shall cast votes according to the number of shares of the Fund that the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the instructions indicated, if any, and shall have all the powers that the undersigned would possess if personally present.  The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said Proxy Agents, or any of them, may lawfully do by virtue hereof or thereof.
                                   THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL
                                   MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED
                                   DECEMBER 29, 1995.


***************************************************************************
*                                                                         *
*  FOR YOUR  CONVENIENCE, YOU MAY VOTE  BY CALLING SHAREHOLDER            *
*  COMMUNICATIONS CORP. ("SCC") TOLL-FREE  AT 1-800-733-8481, EXT. 460   *
*  FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME.  YOU MAY ALSO VOTE BY        *
*  FAXING THE PROXY BALLOT TO SCC AT 1-800-733-1885.  A CONFIRMATION OF   *
*  YOUR TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.            *
*                                                                         *
***************************************************************************


BY SIGNING AND DATING THE LOWER PORTION OF THIS PROXY BALLOT, YOU AUTHORIZE THE PROXY AGENTS TO VOTE ON THE PROPOSAL AS MARKED, OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE, OR ARE INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS PROXY BALLOT AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/ STRATEGIC KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------
      OVERLAND EXPRESS FUNDS, INC.          DETACH AND RETURN THIS PORTION ONLY


                   VOTE ON PROPOSAL


 FOR    AGAINST    ABSTAIN    1.  Approval of a Reorganization of the Strategic
                                  Growth Fund into a master/feeder structure with amended fundamental investment restrictions to permit the Fund to invest its assets into a Master Portfolio.


 / /     / /         / /
                              This proposal and any other matters that are properly raised, or are incident to the conduct of the Special Meeting may be considered either at the Special Meeting or at any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


-------------------       -----------------------            ----------------
Signature                 Signature (joint owner)            Date

Please sign above exactly as your name(s) appear(s) hereon. Corporate proxies must be signed in full corporate name by an authorized officer. Where shares are registered with joint owners, all joint owners should consider their individual circumstances to determine whether one owner or all owners must sign. Fiduciaries must give full titles as such. Proxy ballots signed or telephoned by one owner will be presumed to be valid absent prior written notification to the Company that more than one owner is required for valid execution.